creativevistas

2100 Forbes Street, Units 9 Whitby, Ontario, L1N 9T3 Canada
Tel: 905.666.8676, Fax: 905.666.9795

October 31, 2006

Laurus Funds
825 Third Avenue - 14th Floor
New York, New York 10022
Attn: Eugene Grin

Re: Creative Vistas, Inc. Amendments to Common Stock Purchase Warrants and Registration Rights Agreements

Dear Mr. Grin,

Reference is made to (i) the Common Stock Purchase Warrant (the "First Warrant"), dated September 30, 2004, issued by Creative Vistas, Inc. ("Creative Vistas") to Laurus Master Fund, Ltd. ("Laurus"); (ii) the Registration Rights Agreement ("First Registration Rights Agreement"), dated September 30, 2004 by and between Creative Vistas and Laurus; (iii) the Common Stock Purchase Warrant (the "Second Warrant"), dated February 13, 2006, issued by Creative Vistas to Laurus, (iv) the Registration Rights Agreement (the "Second Registration Rights Agreement"), dated February 13, 2006, by and between Creative Vistas and Laurus and (v) all other Common Stock Purchase Warrants issued by Creative Vistas to Laurus.

By executing this letter agreement, the parties to each of the above referenced agreements hereby agree, as follows:

Any and all anti-dilution and registration rights terms, provisions or agreements as entered into between the parties regarding Creative Vistas' common shares in the above referenced agreements or in any other agreement whatsoever are hereby terminated and are of no further force or effect. For greater certainty, and without limiting the generality of the foregoing, the provisions of the above referenced agreements are hereby amended or terminated as follows:

a) Amendment to the First Warrant: Section 4 - *Extraordinary Events Regarding Common Stock*, Section 5 - *Certificate as to Adjustments* and Section 9 - *Registration Rights* of the First Warrant are hereby struck from the First Warrant and are of no further force or effect. The First Warrant, as so amended, shall remain in full force and effect.

b) Termination of First Registration Rights Agreement: The First Registration Rights Agreement is hereby terminated in its entirety, and is of no further force or effect.

c) Amendment to the Second Warrant: Section 4 - *Extraordinary Events Regarding Common Stock*, Section 5 - *Certificate as to Adjustments* and Section 9 - *Registration Rights* of the Second Warrant are hereby struck from the Second Warrant and are of no further force or effect. The Second Warrant, as so amended, shall remain in full force and effect.

d) Termination of Second Registration Rights Agreement: The Second Registration Rights Agreement is hereby terminated in its entirety, and is of no further force or effect.

[Signature page to follow]

creativevistas

2100 Forbes Street, Units 9 Whitby, Ontario, L1N 9T3 Canada
Tel: 905.666.8676, Fax: 905.666.9795

Very truly yours,

CREATIVE VISTAS, INC.

By: [signature]
Name: SAYAN NAVARATNAM
Title: CEO

ACKNOWLEDGED AND AGREED:

LAURUS MASTER FUND, LTD.

By: [signature]
Name: Eugene Grin
Title: Director